                                                                      EXHIBIT 99




                             The Wiser Oil Company

        Unaudited Pro Forma Condensed Consolidated Statement of Income

                     For the Year Ended December 31, 1998


                                                         Appalachia
                                                            and
                                                The       Minerals     Pro Forma    Pro Forma
                                              Company    Properties   Adjustments    Company
                                             ----------  -----------  ------------  ----------
                                                      (000's except per share data)
Revenues:
 Oil and gas sales.........................   $ 59,197      $(9,781)      $    --    $ 49,416
 Dividends and interest....................        269           --         1,467(A)    1,736
 Gain on sales of properties...............        615           --            --         615
 Pension plan curtailment..................        778           --            --         778
 Other.....................................        549         (473)           --          76
                                              -----------------------------------------------
                                                61,408      (10,254)        1,467      52,621
                                              -----------------------------------------------
Costs and Expenses:
 Production and operating..................     26,529       (3,280)           --      23,249
 Purchased natural gas.....................      1,440       (1,440)           --          --
 Depreciation, depletion and amortization..     25,811       (2,253)           --      23,558
 Property impairments......................      3,838         (300)           --       3,538
 Exploration...............................     15,328           --            --      15,328
 General and administrative................     10,571           --            --      10,571
 Interest expense..........................     13,097           --          (595)(B)  12,502
                                              -----------------------------------------------
                                                96,614       (7,273)         (595)     88,746
                                              -----------------------------------------------

Earnings (Loss) Before Income Taxes........    (35,206)      (2,981)        2,062     (36,125)
Income Tax Expense (Benefit)...............    (10,740)        (909)          628     (11,021)
                                              -----------------------------------------------

Net Income (Loss)..........................   $(24,466)     $(2,072)      $ 1,434    $(25,104)
                                              ===============================================

Earnings (Loss) Per Share:
 Basic.....................................     $(2.73)     $ (0.23)      $  0.16      $(2.80)
                                              ===============================================

 Diluted...................................     $(2.73)     $ (0.23)      $  0.16      $(2.80)
                                              ===============================================

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                             The Wiser Oil Company

            Unaudited Pro Forma Condensed Consolidated Balance Sheet

                               December 31, 1998




                                               The          Pro Forma         Pro Forma
                                             Company       Adjustments         Company
                                            ----------  -------------------  ----------
Assets:                                                      (000's)
Current Assets:
 Cash and cash equivalents................  $   2,779    $ 15,187   (C)         17,966
 Accounts receivable......................      9,102          --                9,102

 Inventories..............................        669        (310)  (D)            359
 Income taxes receivable..................      1,270          --                1,270
 Prepaid expenses.........................      1,035          --                1,035
                                            ------------------------------------------
  Total current assets....................     14,855      14,877               29,732
                                            ------------------------------------------
Property and Equipment, at cost:
 Oil and gas properties...................    367,974     (77,620)  (D)        290,354
 Other properties.........................      5,523      (1,617)  (D)          3,906
                                            ------------------------------------------
                                              373,497     (79,237)             294,260
 Accumulated depreciation, depletion and
   amortization...........................   (160,202)     46,387   (D)       (113,815)
                                            ------------------------------------------

 Net property and equipment...............    213,295     (32,850)             180,445
 Other Assets.............................      3,660          --                3,660
                                            ------------------------------------------
                                              231,810     (17,973)             213,837
                                            ==========================================

Liabilities and Stockholders' Equity:
Current Liabilities:
 Accounts payable.........................  $  10,473    $     --         $     10,473
 Current portion of long-term debt........     21,000     (21,000)  (C)             --
 Accrued liabilities......................      2,730          --                2,730
                                            ------------------------------------------
  Total current assets....................     34,203     (21,000)              13,203
                                            ------------------------------------------
Long-term Debt............................    124,452          --              124,452
Deferred Benefit Costs....................        378          --                  378
Deferred Income Taxes.....................        686          --                  686
Stockholders' Equity:
 Common stock.............................     27,385          --               27,385
 Paid-in capital..........................      3,223          --                3,223
 Retained earnings........................     43,090       3,027   (C) (D)     46,117
 Foreign currency translation.............      1,122          --                1,122
 Treasury stock...........................     (2,729)         --               (2,729)
                                            ------------------------------------------
  Total stockholders' equity..............     72,091       3,027               75,118
                                            ------------------------------------------
                                              231,810     (17,973)             213,837
                                            ==========================================

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                             The Wiser Oil Company

          Notes to Unaudited Pro Forma Condensed Financial Statements

                      For the Year Ended December 31, 1998


Note 1.  Basis of Presentation

  The unaudited pro forma condensed financial statements of The Wiser Oil Company for the year ended December 31, 1998 has been prepared to give effect to the sale of virtually all of the Company's U.S. royalty interests and all of its oil and gas properties located in Appalachia (the "Appalachia and Minerals Properties"). The U.S. royalty interests were sold to Prince Minerals, Ltd. on April 21, 1999 for $10,000,000, before fees and adjustments, and the Appalachia properties were sold to Columbia Natural Resources on May 12, 1999 for $28,000,000, before fees and adjustments. The net proceeds received by the Company from the sale of the Appalachia and Minerals Properties were $36,187,000 and the Company recognized a gain on the sale of $3,918,000.

  The unaudited pro forma condensed financial statements included herein are not necessarily indicative of the results that might have occurred had the transactions taken place on the dates assumed for pro forma presentations and are not intended to be a projection of future results. Future results may vary significantly from the results reflected in the accompanying unaudited pro forma condensed statements because of normal production declines, changes in product prices, future acquisitions and divestitures, future development and exploration activities and other factors.

  The unaudited pro forma condensed financial statements should be read in conjunction with the Consolidated Financial Statements of The Wiser Oil Company included in the Annual Report on Form 10-K for the year ended December 31, 1998.

  The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1998 is presented as if the sale of the Appalachia and Minerals Properties occurred on January 1, 1998 and the unaudited condensed consolidated balance sheet is presented as if the sale of the Appalachia and Minerals Properties occurred on December 31, 1998.

  The column labeled "The Company" represents the condensed consolidated statement of income of The Wiser Oil Company for the year ended December 31, 1998 and the condensed consolidated balance sheet of The Wiser Oil Company at December 31, 1998. The column labeled "Appalachia and Mineral Properties" represents the results of operations of the sold properties for the year ended December 31, 1998 prior to their sale in 1999.

Note 2.  Estimated Quantities of Proved Reserves

  Following is a summary of the proved oil and gas reserves and standardized measure of discounted future net cash flows of proved oil and gas reserves at December 31, 1998. The column labeled "The Company" represents the proved oil and gas reserves information of The Wiser Oil Company at December 31, 1998 and the column labeled "Pro Forma" represents such reserve information without the Appalachia and Minerals Properties.


                                                       The
                                                     Company   Pro Forma
                                                    ---------  ---------
                    Oil and NGL's (MBbls)              27,988     26,401
                    Gas (MMcf)                        119,981     81,817
                    Standardized Measure (000's)     $113,232    $91,378

  During 1998, the Appalachia and Minerals Properties produced 161,000 barrels of oil and NGL's and 3,418,000 Mcf of natural gas.
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                             The Wiser Oil Company

          Notes to Unaudited Pro Forma Condensed Financial Statements

                     For the Year Ended December 31, 1998


3.  Pro Forma Adjustments

    Following are descriptions of the pro forma adjustments used in the preparation of the accompanying unaudited pro forma condensed financial statements:

    (A) Pro forma adjustment to recognize interest income earned on the net cash receipts from the sale of the Appalachia and Minerals Properties. Interest income was computed using the monthly average interest rates realized in 1998 ranging from 4.9% to 5.5%. Net cash receipts were computed using the net proceeds of $36,187,000 less repayments of long-term debt during 1998 as follows:

                         May               $8,500,000
                         June               1,500,000
                         July               2,000,000
                         September          3,000,000
                         November           6,000,000
                                         ------------
                                         $ 21,000,000
                                         ============

    (B) Pro forma adjustment to reduce interest expense for repayment of $21,000,000 of long-term debt.

    (C) Pro forma adjustment to recognize the net proceeds of $36,187,000 from the sale of the Appalachia and Minerals Properties and the use of $21,000,000 of the net proceeds to repay long-term debt, as if the transaction had occurred on December 31, 1998.

    (D) Pro forma adjustment to remove the December 31, 1998 net cost basis of the Appalachia and Minerals Properties.